                                                                   EXHIBIT 10.17

      THIS PARTIAL SURRENDER AGREEMENT made and entered into effective the 1st day of September, 2005, effective as hereinafter set forth, by and between ACIN LLC, a Delaware limited liability company, successor in interest to CSTL LLC through merger, (hereinafter referred to as "Lessor"), and ALPHA LAND AND RESERVES, LLC, a Delaware limited liability company (hereinafter referred to as "Lessee").

      WHEREAS, by Coal Mining Lease dated April 9, 2003, effective as of April 1, 2003, Lessor did demise, lease and let to Lessee the Leased Premises (all capitalized terms used herein shall have the meaning given in the Lease), for the purpose of mining, preparation, loading, removal, transportation and shipping of coal, as more fully set forth in the Lease; and

      WHEREAS, said Coal Mining Lease has heretofore been amended by First Amendment to Coal Mining Lease dated September 30, 2003, effective April 1, 2003; Partial Surrender Agreement dated December 12, 2003, effective December 1, 2003; Second Amendment to Coal Mining Lease dated and effective December 15, 2003; Third Amendment to Coal Mining Lease dated and effective October 1, 2004; and various letter agreements (said Coal Mining Lease, as supplemented and amended, being hereinafter referred to as the "Lease"); and

      WHEREAS, Lessor and Lessee desire to further amend the Lease by surrendering a portion of the Leased Premises as hereinafter set forth.

                              W I T N E S S E T H:

      That for and in consideration of the terms, conditions and stipulations embodied within the Lease, as amended, to be performed and observed by Lessor and Lessee, the sufficiency of which is hereby acknowledged, Lessee does hereby agree to surrender from the Leased Premises all of Lessor's coal contained in the Clintwood seam of coal and all seams of coal lying above the Clintwood seam of coal, as such seams are designated on the engineering records of Lessee, that can be mined by the surface mining methods lying within the area shown colored in blue on the map attached hereto and made a part hereof as Exhibit A, containing
364.32 acres, more or less, located near Pound in Wise County, Virginia.

      Lessor's acceptance of this surrender shall in no way relieve Lessee of any of its obligations or liability accruing under the Lease with respect to the surrendered portion of the Leased Premises prior to the effective date hereof.

      It is understood and agreed that the surrender of these reserves is being consummated in order for Lessor to lease said reserves to Pound River Properties, LLC, a Delaware limited liability company. This Partial Surrender Agreement shall become effective simultaneously with the execution of a lease of the subject reserves between Lessor and Pound River Properties, LLC, it being understood that if said lease is not executed within ninety (90) days from the date hereof, this Partial Surrender Agreement shall be null and void. In the event such a lease is executed and said lease thereafter expires or is terminated for any reason, Lessor shall provide Lessee with written notice of such expiration or termination and Lessee shall have a period of sixty (60) days from receipt of said notice to elect to have Lessor and Lessee execute an Addendum to the Lease adding the subject area back into the Leased Premises, at no cost to Lessee.

      All other terms and conditions of the Lease, as previously amended, not inconsistent herewith, shall remain in full force and effect, without modification or amendment.

      IN WITNESS WHEREOF, Lessor and Lessee have caused this Partial Surrender Agreement to be executed as of the day and year first above written.

                      ACIN LLC, a Delaware limited liability company, By NRP (Operating) LLC, a Delaware limited liability company and its Sole Operating Manager

                      By:   /s/ Nick Carter
                            --------------------------------------------------
                      Nick Carter, Its President and Chief Operating Officer

                      ALPHA LAND AND RESERVES, LLC

                      By:   /s/ Vaughn R. Groves
                            --------------------------------------------------
                           Vaughn R. Groves, Its President and Manager

STATE OF West Va. )

COUNTY OF Cabell ), to-wit:

            The foregoing instrument was acknowledged before me this 31st day of August, 2005, by Nick Carter, President and Chief Operating Officer of NRP (Operating) LLC, a Delaware limited liability company and the sole operating manager of ACIN LLC, on behalf of ACIN LLC, a Delaware limited liability company.

                                             /s/ Paddy Sue Gay
                                          ---------------------------------
                                                     Notary Public

My commission expires: November 11, 2008         {seal}

STATE OF Virginia )

COUNTY OF Washington ), to-wit:

            The foregoing instrument was acknowledged before me this 2nd day of September, 2005, by Vaughn R. Groves, as President and Manager of ALPHA LAND AND RESERVES, LLC, on behalf of ALPHA LAND AND RESERVES, LLC, a Delaware limited liability company.

                                             /s/ Susan R. Reynolds
                                          ---------------------------------
                                                       Notary Public

My commission expires: March 31, 2006

      THIS PARTIAL SURRENDER AGREEMENT made and entered into effective the 1st day of September, 2005, effective as hereinafter set forth, by and between ACIN LLC, a Delaware limited liability company, successor in interest to CSTL LLC through merger, (hereinafter referred to as "Lessor"), and ALPHA LAND AND RESERVES, LLC, a Delaware limited liability company (hereinafter referred to as "Lessee").

      WHEREAS, by Coal Mining Lease dated April 9, 2003, effective as of April 1, 2003, Lessor did demise, lease and let to Lessee the Leased Premises (all capitalized terms used herein shall have the meaning given in the Lease), for the purpose of mining, preparation, loading, removal, transportation and shipping of coal, as more fully set forth in the Lease; and

      WHEREAS, said Coal Mining Lease has heretofore been amended by First Amendment to Coal Mining Lease dated September 30, 2003, effective April 1, 2003; Partial Surrender Agreement dated December 12, 2003, effective December 1, 2003; Second Amendment to Coal Mining Lease dated and effective December 15, 2003; Third Amendment to Coal Mining Lease dated and effective October 1, 2004; Partial Surrender Agreement dated and effective September 1, 2005; and various letter agreements (said Coal Mining Lease, as supplemented and amended, being hereinafter referred to as the "Lease"); and

      WHEREAS, Lessor and Lessee desire to further amend the Lease by surrendering a portion of the Leased Premises as hereinafter set forth.

                              W I T N E S S E T H:

      That for and in consideration of the terms, conditions and stipulations embodied within the Lease, as amended, to be performed and observed by Lessor and Lessee, the sufficiency of which is hereby acknowledged, Lessee does hereby agree to surrender from the Leased Premises all of Lessor's coal that can be mined by the surface mining methods lying within the area shown colored in red on the map attached hereto and made a part hereof as Exhibit A, containing 616 acres, more or less, located off Pole Bridge Road near the Wise County Airport in Wise County, Virginia.

      Lessor's acceptance of this surrender shall in no way relieve Lessee of any of its obligations or liability accruing under the Lease with respect to the surrendered portion of the Leased Premises prior to the effective date hereof.

      It is understood and agreed that the surrender of these reserves is being consummated in order for Lessor to lease said reserves to J. W. Construction Company, a Virginia corporation. This Partial Surrender Agreement shall become effective simultaneously with the execution of a lease of the subject reserves between Lessor and J. W. Construction Company, it being understood that if said lease is not executed within ninety (90) days from the date hereof, this Partial Surrender Agreement shall be null and void. In the event such a lease is executed and said lease thereafter expires or is terminated for any reason, Lessor shall provide Lessee with written notice of such expiration or termination and Lessee shall have a period of sixty (60) days from receipt of said notice to elect to have Lessor and Lessee execute an Addendum to the Lease adding the subject area back into the Leased Premises, at no cost to Lessee.

      All other terms and conditions of the Lease, as previously amended, not inconsistent herewith, shall remain in full force and effect, without modification or amendment.

      IN WITNESS WHEREOF, Lessor and Lessee have caused this Partial Surrender Agreement to be executed as of the day and year first above written.

                      ACIN LLC, a Delaware limited liability company, By NRP (Operating) LLC, a Delaware limited liability company and its Sole Operating Manager

                      By:   /s/ Nick Carter
                            ---------------------------------------------------
                      Nick Carter, Its President and Chief Operating Officer

                      ALPHA LAND AND RESERVES, LLC

                      By:   /s/ Vaughn R. Groves
                            --------------------------------------------
                      Vaughn R. Groves, Its President and Manager

STATE OF West Va. )

COUNTY OF Cabell ), to-wit:

            The foregoing instrument was acknowledged before me this 31st day of August, 2005, by Nick Carter, President and Chief Operating Officer of NRP (Operating) LLC, a Delaware limited liability company and the sole operating manager of ACIN LLC, on behalf of ACIN LLC, a Delaware limited liability company.

                                             /s/ Paddy Sue Gay
                                          -----------------------------------
                                                        Notary Public

My commission expires: November 11, 2008    {seal}

STATE OF Virginia )

COUNTY OF Washington ), to-wit:

            The foregoing instrument was acknowledged before me this 2nd day of September, 2005, by Vaughn R. Groves, as President and Manager of ALPHA LAND AND RESERVES, LLC, on behalf of ALPHA LAND AND RESERVES, LLC, a Delaware limited liability company.

                                             /s/ Susan R. Reynolds
                                          -----------------------------------
                                                       Notary Public

My commission expires: March 31, 2006

                      FOURTH AMENDMENT TO COAL MINING LEASE

      THIS FOURTH AMENDMENT TO COAL MINING LEASE (this "Amendment") made and entered into this 1st day of September, 2005, effective as of September 1, 2005, by and between ACIN LLC, a Delaware limited liability company, successor by merger with CSTL LLC, a Delaware limited liability company (hereinafter referred to as "Lessor"), and ALPHA LAND AND RESERVES, LLC, a Delaware limited liability company (hereinafter referred to as "Lessee").

      WHEREAS, by Coal Mining Lease dated April 9, 2003, effective as of April 1, 2003 (the "Lease"), Lessor did demise, lease and let to Lessee the Leased Premises (all capitalized terms used herein shall have the meaning given in the Lease), for the purpose of mining, preparation, loading, removal, transportation and shipping of coal, as more fully set forth in the Lease; and

      WHEREAS, said Coal Mining Lease was amended by First Amendment to Coal Mining Lease dated September 30, 2003, and

      WHEREAS, said Coal Mining Lease was further amended by Second Amendment to Coal Mining Lease dated December 15, 2003; and

      WHEREAS, said Coal Mining Lease was further amended by Third Amendment to Coal Mining Lease dated October 1, 2004; and

      WHEREAS, Lessor and Lessee desire to further amend the Lease as hereinafter set forth.

                              W I T N E S S E T H:

            That for and in consideration of the terms, conditions and stipulations embodied within the Lease, as amended, to be performed and observed by Lessor and Lessee, the sufficiency of which is hereby acknowledged, Lessor and Lessee do hereby agree with the following:

            The royalty rate for surface-mined coal only produced from the Danny Minor et al surface tract containing 63.75 acres and the Billy Gene McFall surface tract, containing 33.59 acres, shall be two and one-half percent (2-1/2%) of the gross selling price (GSP). Said parcels are outlined by red, cross-hatched and attached as Exhibit A.

            All other terms and conditions of the Coal Mining Lease shall remain in full force and effect, without modification or amendment.

      IN WITNESS WHEREOF, Lessor and Lessee have caused this Amendment to be executed as of the day and year first above written.

                            ACIN LLC
                            By NRP (Operating) LLC,
                            Its Sole Operating Manager

                            By:  /s/ Nick Carter
                                 -------------------------------------
                            Its President and COO

                            ALPHA LAND AND RESERVES, LLC

                            By:  /s/ Victoria C. Duffy
                                 -------------------------------------
                            Its: Vice President

STATE OF West Virginia

COUNTY OF Cabell, SS:

      The foregoing instrument was acknowledged before me this 31st day of August, 2005, by Nick Carter, President & COO of NRP (Operating) LLC, a Delaware limited liability company and the sole operating manager of ACIN LLC, on behalf of ACIN LLC, a Delaware limited liability company.

      My commission expires: November 1, 2008.

                                          /s/ Paddy Sue Gay
                                       ----------------------------------
                                               Notary Public

[SEAL]

STATE OF Virginia

COUNTY OF Roanoke, SS:

      The foregoing instrument was acknowledged before me this 2nd day of September, 2005, by Victoria C. Duffy, as Vice President of ALPHA LAND AND RESERVES, LLC, on behalf of ALPHA LAND AND RESERVES, LLC, a Delaware limited liability company.

      My commission expires: February 28, 2009.

      Given under my hand and notarial seal this 2nd day of September, 2005.

                                          /s/ Mary S. Meader
                                       ----------------------------------
                                                  Notary Public

      My Commission expires February 28, 2009.

[SEAL]